Inventories	12 Months Ended
Dec. 31, 2023
Investment [Abstract]
Inventories

11. Inventories

	December 31,	December 31,
	2023	2022
Finished goods	-	11,644
Total	-	11,644

At December 31, 2022 the Company’s inventory of finished goods consisted of the product Bentrio®, a drug-free nasal spray for protection against airborne viruses and allergens. Bentrio® has a limited shelf life, which may affect the salability of the product, and is packaged in various configurations (stock keeping units, “SKUs”) for different markets and in different languages to address specific requirements under national rules and regulations or by trade channels. Based on a management review of the inventory as at December 31, 2022 for any obsolete or slow-moving items, the Company wrote down finished good inventories in the amount of CHF 0.9 million in 2022. After the Bentrio Business was sold in November 2023, the Company no longer had any inventory as at December 31, 2023.